Exhibit 99.1

DoorDash to Acquire Instacart to Help Local Stores Win

●	Transaction values Instacart at $65.00 per share, representing a 26% premium to Instacart's closing price on October 22, 2026
●	Together, DoorDash and Instacart would help stores of every size reach more customers with the kinds of innovative technology that the biggest online retailers and grocers build for themselves
●	Consumers to benefit from more choice and access to affordable delivery and savings
●	Dashers and Shoppers to have more earnings opportunities and more choice over when and how they earn

SAN FRANCISCO, October 29, 2026 -- DoorDash, Inc. (NASDAQ: DASH) and Maplebear Inc. (d.b.a. Instacart, NASDAQ: CART) today announced a definitive agreement under which DoorDash will acquire Instacart for a total value of $65.00 for each Instacart share, or an equity value of approximately $17 billion. The aggregate transaction consideration will be at least 75% cash, with Instacart stockholders able to elect cash, DoorDash stock, or a combination of both, subject to proration so that DoorDash stock does not exceed 25% of the aggregate consideration. Instacart's board of directors has unanimously approved the agreement.

DoorDash and Instacart share a mission to help local businesses succeed. Families turn to Instacart for the big weekly shop and to DoorDash for meals and nearly anything else they need from their neighborhood in under an hour. The combined company will offer grocers and retailers of every size DoorDash's delivery network and Instacart's grocery and fulfillment technology, in both apps and on stores' own websites, along with the advertising and AI tools each company has built. On either app, customers pick a store in their own community, and the store makes the sale. Consumers will have more stores to choose from, more savings opportunities when they choose to shop with a local business, and faster delivery options, while Dashers and Shoppers will have more ways to earn.

Most grocery shopping still happens in stores, but more people are buying groceries and everyday goods online. They expect fast, affordable delivery and an easy way to order. The biggest online retailers and grocers are racing ahead, building their own delivery fleets, warehouses, membership programs, and AI shopping assistants. A grocer or retailer running on thin margins cannot build all of that alone, and with AI, the playing field risks being tilted even further away from local commerce.

DoorDash and Instacart believe that communities benefit when Main Street competes, and they build the tools that empower local businesses. Together, they could help local stores grow online. More grocers could deploy Instacart's technology to run their own websites and retail media networks, bringing them more sales and advertising revenue. Brands would gain a scaled alternative for reaching customers online. Grocers could add capacity for online orders through DoorDash's DashMart Fulfillment Services and offer faster, more accurate, and more affordable delivery.

“Grocery is one of the hardest things to get right online. Someone has to pick a ripe avocado, find a substitute you’d choose yourself, and get the ice cream to you before it melts,” said Tony Xu, co-founder and CEO of DoorDash. “Instacart has spent years learning to do that well for grocers, while DoorDash has built a delivery network and technology that local stores rely on every day. Together, we could give stores of every size more of those tools and unlock the potential of grocery delivery. It’s still early innings, but we know that when more people shop local, more dollars stay local.”

“Over the last 14 years, Instacart has transformed online grocery by helping retailers of all sizes compete and grow, and joining forces with DoorDash allows us to do even more,” said Chris Rogers, CEO of Instacart. “When our purpose-built grocery technology and trusted retailer and brand relationships are combined with DoorDash’s global consumer reach and logistics capabilities, we can create new opportunities for our retail and brand partners, offer an even better experience for customers and shoppers, and deliver compelling value for our shareholders. Together, we can accelerate innovation across the grocery industry and make online grocery more seamless and affordable for the millions of households we serve.”

Benefits and commitments

DoorDash expects many benefits will flow from the transaction, including:

●	More Choice for Consumers: Instacart customers could shop at more than 50,000 additional stores, on top of the nearly 100,000 stores on the Instacart platform today.
●	Two Memberships for the Price of One: DashPass and Instacart+ members would pay one membership fee instead of two, which would save them an estimated $100 million per year on membership fees alone.
●
More Ways to Earn for Dashers and Shoppers: More orders for local businesses can create more earning opportunities, with more choice over when and how they earn, whether that’s grocery orders on a quiet day, restaurant orders at peak times, or both.

DoorDash is proud to share a few of the post-close commitments it is making today that demonstrate how this deal benefits local communities:

●	Open Platform, No Grocery Exclusivity: Local grocers can work with any delivery platform they choose to help them grow.
●
Shoppers Keep What They Love: Instacart Shoppers can keep the features they love, including the flexibility to choose how much they work and the information they need to decide which batches to accept, and choose whether to take on DoorDash orders or keep shopping only on Instacart.

Following closing, DoorDash is expected to keep Instacart’s brand, enterprise technology products, and app. Until the transaction closes, DoorDash and Instacart will continue to operate as separate and independent companies.

Transaction details

The value of $65.00 per Instacart share represents a 26% premium to Instacart's closing price on October 22, 2026, the last trading day before media reports about a possible transaction. Instacart stockholders will have the right to elect to receive, for each Instacart share: (i) $65.00 in cash, (ii) 0.3372 shares of DoorDash common stock, or (iii) a mix of $48.75 in cash and 0.0843 shares of DoorDash common stock, in each case, subject to a cap on the total stock consideration issuable by DoorDash equal to 25% of the aggregate consideration and certain proration mechanics. If stock consideration is oversubscribed, applicable Instacart stockholders will receive stock consideration on a prorated basis.

DoorDash expects to fund the cash portion of the consideration with cash on hand and proceeds from debt financing. DoorDash has entered into a financing commitment letter with JPMorgan Chase Bank, N.A. providing for a 364-day senior unsecured bridge loan facility in support of the debt component of the transaction, subject to satisfaction or waiver of certain customary conditions. The transaction is not subject to a financing condition. DoorDash is targeting a capital structure that will maintain investment-grade ratings.

The transaction is expected to close in the end of 2027 or the first half of 2028, subject to approval by Instacart stockholders, the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, other regulatory approvals, including in Canada and Israel, and other customary closing conditions. Stockholders holding about 19% of Instacart's outstanding shares have agreed to vote in favor of the transaction.

Conference call

DoorDash will separately report its third quarter 2026 results today and will discuss the transaction on its earnings call at 5:30 a.m. PT (8:30 a.m. ET). The webcast and transaction materials are available at ir.doordash.com.

Advisors

Centerview Partners LLC is acting as lead financial advisor to DoorDash, and J.P. Morgan Securities LLC is also acting as a financial advisor to DoorDash. Latham & Watkins LLP is serving as legal counsel to DoorDash. JPMorgan Chase Bank, N.A. acted as sole lead arranger and bookrunner on the committed bridge financing. Goldman Sachs & Co. LLC is acting as financial advisor to Instacart, and Cravath, Swaine & Moore LLP and Cooley LLP are serving as legal counsel to Instacart.

About DoorDash

DoorDash is building the future of local commerce by connecting people to the best of their neighborhoods. Since our founding in 2013, we have facilitated over 10 billion consumer orders, driven over $230 billion in sales for merchants, helped Dashers earn over $80 billion through the platform, and expanded to more than 40 countries. We support businesses of all sizes through multiple brands around the globe, including DoorDash, Deliveroo, SevenRooms, and Wolt.

About Instacart

Instacart is a leading grocery technology company that partners with more than 2,200 retail banners – representing nearly 100,000 stores – to transform how people shop for the groceries they need from the retailers they trust, while creating flexible earning opportunities for shoppers. Through the Instacart Marketplace, Instacart Enterprise platform, and Instacart Ads ecosystem, the company powers ecommerce, fulfillment, in-store technology, AI offerings, and advertising for partners. For more information, visit www.instacart.com/company. Maplebear Inc. is the registered corporate name of Instacart.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the future financial or operating performance of DoorDash, Inc. (“DoorDash”) or Maplebear Inc. (“Instacart”). In some cases, you can identify forward-looking statements because they contain words such as “may,” “aim,” “will,” “should,” “expect,” “plan,” “try,” “anticipate,” “could,” “would,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “toward,” or “continue” or the negative of these words or other similar terms or expressions that concern DoorDash’s or Instacart’s expectations, strategies, plans, or intentions. Forward-looking statements in this release include, but are not limited to, statements regarding the proposed acquisition of Instacart by DoorDash pursuant to the Agreement and Plan of Merger among DoorDash, Ibiza Merger Sub, Inc., a wholly owned subsidiary of DoorDash, and Instacart (the “Merger Agreement” and such transaction, the “Proposed Transaction”); the expected financing of the Proposed Transaction; the expected timing and likelihood of completion of the Proposed Transaction on the terms contemplated or at all; the expected benefits, synergies, and strategic value of the Proposed Transaction, including the future financial and operating performance of the combined company; DoorDash’s plans and expectations regarding the integration of Instacart; and the plans, objectives, expectations, and intentions of DoorDash and Instacart with respect to the Proposed Transaction, the period of pendency of the Proposed Transaction, and the combined company. These expectations and beliefs may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including risks and uncertainties related to: the occurrence of any event, change, or other circumstance that could give rise to the termination of the Merger Agreement, including circumstances requiring a party to pay a termination fee or reimburse expenses; the ability to obtain, or delays in obtaining, governmental and regulatory approvals required for the Proposed Transaction, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any required clearance or approval under the Competition Act (Canada) or under the Israeli Economic Competition Law-1988, and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Proposed Transaction; the ability to obtain the requisite approval of Instacart stockholders; the satisfaction or waiver of the other conditions to the closing of the Proposed Transaction; delays in completing the Proposed Transaction, or the failure to complete the Proposed Transaction at all; the ability to obtain adequate financing or financings on satisfactory terms and the effect of any indebtedness incurred in connection with the Proposed Transaction on the combined company’s credit ratings; the ability to successfully integrate Instacart’s business and to realize the anticipated cost savings, synergies, and other benefits of the Proposed Transaction within the expected timeframe or at all; the effect of any announcement relating to the Proposed Transaction on the market price of DoorDash’s or Instacart’s common stock; fluctuations in the market price of DoorDash common stock and the possibility that Instacart stockholders may receive a form of consideration different from what they elect as a result of proration; the nature, cost, and outcome of any litigation related to the Proposed Transaction; the risk that the Proposed Transaction disrupts current plans and operations or diverts management’s attention from ongoing business operations and opportunities; adverse reactions or changes to business or employee relationships resulting from the announcement, pendency, or completion of the Proposed Transaction; the ability of DoorDash and Instacart to retain and hire key personnel; economic, financial, social, or political conditions that could adversely affect DoorDash or Instacart; the macroeconomic environment and geopolitical uncertainty; competition; changes in legislation or governmental regulations; legal proceedings and regulatory matters and developments; and DoorDash’s and Instacart’s respective brands and reputations. The forward-looking statements contained in this release are also subject to other risks and uncertainties that could cause actual results to differ from the results predicted, including those more fully described in the filings of DoorDash and Instacart with the Securities and Exchange Commission (the “SEC”), including DoorDash’s and Instacart’s respective Annual Reports on Form 10-K for the year ended December 31, 2025 and quarterly reports on Form 10-Q filed thereafter, as well as in the registration statement on Form S-4 and the proxy statement/prospectus described below when they become available. All forward-looking statements in this release are based on information available to DoorDash and Instacart and assumptions and beliefs as of the date hereof, and each of DoorDash and Instacart disclaims any obligation to update any forward-looking statements, except as required by law.

Important Additional Information Will Be Filed with the SEC and Where to Find It

In connection with the Proposed Transaction, DoorDash intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”) to register the shares of DoorDash common stock to be issued in connection with the Proposed Transaction. The Registration Statement will include a proxy statement of Instacart that also constitutes a prospectus of DoorDash (the “proxy statement/prospectus”). Each of DoorDash and Instacart may also file other relevant documents with the SEC regarding the Proposed Transaction. After the Registration Statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to stockholders of Instacart as of the record date established for voting on the Proposed Transaction. This release is not a substitute for the Registration Statement, the proxy statement/prospectus, or any other document that DoorDash or Instacart may file with the SEC in connection with the Proposed Transaction. INVESTORS AND SECURITY HOLDERS OF DOORDASH AND INSTACART ARE URGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE PROXY STATEMENT/PROSPECTUS AND DOCUMENTS INCORPORATED THEREIN BY REFERENCE, AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DOORDASH, INSTACART, THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO, AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the Registration Statement and the proxy statement/prospectus (when available), as each may be amended or supplemented from time to time, and other documents containing important information about DoorDash, Instacart, and the Proposed Transaction, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by DoorDash, including the proxy statement/prospectus (when available), will be available free of charge on DoorDash’s investor relations website at ir.doordash.com. Copies of the documents filed with the SEC by Instacart, including the proxy statement/prospectus (when available), will be available free of charge on Instacart’s investor relations website at investors.instacart.com.

Participants in the Solicitation

DoorDash, Instacart, and certain of their respective directors, executive officers, and other members of management and employees may be deemed to be participants in the solicitation of proxies from Instacart’s stockholders in respect of the Proposed Transaction under the rules of the SEC. Information about the directors and executive officers of DoorDash, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in DoorDash’s Annual Report on Form 10-K for the year ended December 31, 2025, its definitive proxy statement on Schedule 14A for its 2026 Annual Meeting of Stockholders, and its definitive information statement on Schedule 14C filed with the SEC on August 27, 2026 (including the beneficial ownership information set forth therein), each filed with the SEC. Information about the directors and executive officers of Instacart, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Instacart’s Annual Report on Form 10-K for the year ended December 31, 2025 and its definitive proxy statement on Schedule 14A for its 2026 Annual Meeting of Stockholders, each filed with the SEC. To the extent holdings of securities by the directors and executive officers of DoorDash or Instacart have changed from the amounts reflected therein, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3, Statements of Changes in Beneficial Ownership on Form 4, or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 subsequently filed with the SEC.

Other information regarding the interests of participants in the proxy solicitation, which may differ from the interests of DoorDash and Instacart stockholders generally, will be contained in the Registration Statement, the proxy statement/prospectus, and other relevant materials to be filed with the SEC regarding the Proposed Transaction when they become available. Investors and security holders should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from DoorDash or Instacart using the sources indicated above.

No Offer or Solicitation

This release is for informational purposes only and is not intended to and shall not constitute an offer to sell, buy, or exchange, or the solicitation of an offer to sell, subscribe for, buy, or exchange any securities, or a solicitation of any vote or approval, in any jurisdiction, nor shall there be any sale, issuance, exchange, or transfer of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities, including the shares of DoorDash common stock to be issued as part of the merger consideration in the Proposed Transaction, shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Contacts

DoorDash media: press@doordash.com
DoorDash investors: ir@doordash.com
Instacart media: press@instacart.com
Instacart investors: ir@instacart.com